FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT
CHIEF FINANCIAL OFFICER
EXANTAS CAPITAL CORP.
717 Fifth Avenue
New York, NY 10022
212-621-3210

EXANTAS CAPITAL CORP.
REPORTS RESULTS FOR
THREE AND SIX MONTHS ENDED JUNE 30, 2018

New York, NY, August 1, 2018 - Exantas Capital Corp. (NYSE: XAN) ("XAN" or the "Company") (formerly known as Resource Capital Corp.) reports results for the three and six months ended June 30, 2018.
Significant Items and Highlights

•	GAAP net income allocable to common shares and Core Earnings of $0.20 per common share-diluted for the three months ended June 30, 2018 (see Schedule I).

•
Management anticipates the Company will declare a cash dividend of $0.15 per share on its common stock for the third quarter of 2018, which would be a 50% increase over the second quarter dividend of $0.10 per share and a 200% increase over the first quarter dividend of $0.05 per share.

•	XAN closed a $514.2 million commercial real estate ("CRE") debt securitization on June 26, 2018 at a weighted average cost of the one-month London Interbank Offered Rate ("LIBOR") plus 1.12%.

•
XAN has monetized $418.2 million of the investments that were included in management's previously communicated strategic plan (the "Plan") (see Schedule III). This includes $38.1 million and $52.0 million of assets liquidated during the three and six months ended June 30, 2018, respectively, and $2.1 million of assets liquidated in July 2018.

•	XAN originated $195.3 million and $341.6 million of new CRE loans during the three and six months ended June 30, 2018, respectively (see Schedule IV).

•	XAN originated and acquired $1.0 billion of new CRE loans and commercial mortgage-backed securities ("CMBS") during the twelve months ended June 30, 2018.

•	Book value of $14.09 per common share at June 30, 2018, as compared to $13.92 per common share at March 31, 2018.
Three and Six Months Ended June 30, 2018 Results

•
GAAP net income allocable to common shares of $6.2 million, or $0.20 per share-diluted, and GAAP net loss allocable to common shares of $6.4 million, or $(0.21) per share-diluted, for the three and six months ended June 30, 2018, respectively, as compared to GAAP net income allocable to common shares of $2.5 million, or $0.08 per share-diluted, and $5.2 million, or $0.17 per share-diluted, for the three and six months ended June 30, 2017, respectively.

•
Core Earnings were $6.3 million, or $0.20 per common share-diluted, for the three months ended June 30, 2018. Core Earnings were $(2.3) million, or $(0.08) per common share-diluted, for the six months ended June 30, 2018 and were $7.3 million, or $0.23 per common share-diluted, after adjustments for the non-recurring charges related to the redemption of the Company's 8.25% Series B Cumulative Redeemable Preferred Stock ("Series B Preferred Stock") and the pending settlement of a securities litigation.

Additional Items
Commercial Real Estate

•	Substantially all of XAN's $1.4 billion CRE loan portfolio comprised floating rate senior whole loans at June 30, 2018.

•	XAN's CRE floating rate whole loan portfolio had a weighted average spread of 4.39% over one-month LIBOR of 2.09% at June 30, 2018.
The following table summarizes XAN's CRE loan activities and fundings of previous commitments, at par, for the three, six and twelve months ended June 30, 2018 (in millions, except percentages and amounts in footnotes):

	Three Months Ended June 30, 2018	Six Months Ended June 30, 2018	Twelve Months Ended June 30, 2018
New CRE loan commitments	$195.3	$322.4	$709.1
New CRE preferred equity investment	—	19.2	19.2
Total CRE loan commitments and investments	195.3	341.6	728.3
Payoffs and paydowns (1)(2)	(149.8)	(201.3)	(516.5)
Previous commitments funded	12.1	22.6	34.6
New unfunded loan commitments	(16.3)	(29.9)	(77.5)
Net CRE loans funded	$41.3	$133.0	$168.9

Weighted average one-month LIBOR floor on new originations (3)	1.72%	1.59%	1.35%
Weighted average spread above one-month LIBOR (3)	3.45%	3.64%	3.96%
Weighted average unlevered yield, including amortization of origination fees	5.87%	5.91%	5.88%

(1)	CRE loan payoffs and extensions resulted in $870,000, $1.2 million and $1.8 million of exit and extension fees during the three, six and twelve months ended June 30, 2018, respectively.

(2)	Activity does not include legacy CRE loans classified as assets held for sale.

(3)
Applicable to new CRE whole loans funded, excluding one CRE mezzanine loan with a 10.00% fixed interest rate originated in June 2018 and one CRE whole loan with an 8.00% fixed interest rate originated in March 2018.

Commercial Mortgage-Backed Securities

•	XAN's CMBS portfolio had a carrying value of $318.4 million and a weighted average coupon of 4.44% at June 30, 2018.
The following table summarizes XAN's CMBS activities, at face value, for the three, six and twelve months ended June 30, 2018 (in millions, except percentages):

	Three Months Ended June 30, 2018	Six Months Ended June 30, 2018	Twelve Months Ended June 30, 2018
CMBS acquisitions	$77.1	$121.4	$314.1
Sales	—	—	(7.4)
Principal paydowns	(5.1)	(8.5)	(47.3)
CMBS acquisitions, net	$72.0	$112.9	$259.4

Weighted average coupon at June 30, 2018	4.15%	4.14%	4.47%
Commercial Real Estate Securitizations

•	XAN closed a $514.2 million debt securitization on June 26, 2018 and issued approximately $405.0 million of notes at a weighted average cost of one-month LIBOR plus 1.12%.
Discontinued Operations

•
In July 2018 substantially all of the assets of the borrower on XAN's one remaining directly originated middle market loan were sold, resulting in a $2.1 million repayment. At June 30, 2018, the loan had a carrying value of $2.0 million.

Liquidity

•	At July 31, 2018, XAN's available liquidity consisted of two primary sources:

•	unrestricted cash and cash equivalents of $50.0 million; and

•	approximately $152.0 million of available liquidity from the financing of unlevered CRE loans and CMBS.

Common Stock Book Value and Total Stockholders' Equity
The following table reconciles XAN's common stock book value from March 31, 2018 to June 30, 2018 (in thousands, except per share data and amounts in footnotes):

	Total Amount	Per Share Amount
Common stock book value at March 31, 2018 (1)	$434,224	$13.92
Net income allocable to common shares	6,152	0.20
Change in other comprehensive income:
Available-for-sale securities	1,607	0.05
Derivatives	455	0.02
Common stock dividends	(3,122)	(0.10)
Common stock dividends on unvested shares	(43)	—
Accretion (dilution) from additional shares outstanding at June 30, 2018 (2)	659	—
Total net increase	5,708	0.17
Common stock book value at June 30, 2018 (1)(3)	$439,932	$14.09

(1)
Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 427,591 and 465,808 shares at June 30, 2018 and March 31, 2018, respectively. The denominators for the calculations are 31,229,829 and 31,184,609 at June 30, 2018 and March 31, 2018, respectively.

(2)	Per share amount calculation includes the impact of 45,220 additional shares.

(3)	Common stock book value is calculated as total stockholders' equity of $555.9 million less preferred stock equity of $116.0 million at June 30, 2018.
Common stock book value includes $12.6 million of unamortized discount resulting from the value of the conversion option on XAN's convertible senior notes. The convertible senior notes' discounts will be amortized into interest expense over the remaining life of each note issuance. At June 30, 2018, common stock book value excluding this item would have been $427.4 million, or $13.68 per common share.
Total stockholders' equity at June 30, 2018, which measures equity before accounting for non-controlling interests, was $555.9 million, of which $116.0 million was attributable to preferred stock. Total stockholders' equity at December 31, 2017 was $671.5 million, of which $223.8 million was attributable to preferred stock.

Investment Portfolio
The following table summarizes the amortized cost and net carrying amount of XAN's investment portfolio at June 30, 2018, classified by asset type (in thousands, except percentages and amounts in footnotes):

At June 30, 2018	Amortized Cost	Net Carrying Amount	Percent of Portfolio	Weighted Average Coupon
Core Assets:
CRE whole loans (1)(2)	$1,398,315	$1,393,786	78.10%	6.43%
CRE mezzanine loan and preferred equity investment (2)	23,891	23,891	1.34%	11.21%
CMBS (3)	317,414	318,424	17.84%	4.44%
Total Core Assets	1,739,620	1,736,101	97.28%

Non-Core Assets:
Structured notes (4)	1,000	—	—%	N/A (11)
Investments in unconsolidated entities (5)	234	234	0.01%	N/A (11)
Direct financing leases (6)	801	66	—%	5.66%
Legacy CRE loans (7)(8)	52,955	46,341	2.60%	2.32%
Middle market loan held for sale (9)(10)	13,837	1,978	0.11%	N/A (11)
Total Non-Core Assets	68,827	48,619	2.72%

Total investment portfolio	$1,808,447	$1,784,720	100.00%

(1)	Net carrying amount includes an allowance for loan losses of $4.5 million at June 30, 2018.

(2)	Classified as CRE loans on the consolidated balance sheets.

(3)	Classified as investment securities available-for-sale on the consolidated balance sheets.

(4)	Classified as investment securities, trading on the consolidated balance sheets.

(5)	Classified as investments in unconsolidated entities on the consolidated balance sheets.

(6)	Net carrying amount includes an allowance for lease losses of $735,000 at June 30, 2018.

(7)
A legacy CRE loan with an amortized cost of $24.6 million and a net carrying amount of $18.0 million is classified in assets held for sale on the consolidated balance sheets. At June 30, 2018, two legacy CRE loans with total amortized costs and net carrying amounts of $28.3 million were reclassified to CRE loans on the consolidated balance sheets as it is now XAN's intent to hold these loans to maturity.

(8)	Net carrying amount includes a lower of cost or market value adjustment of $6.6 million at June 30, 2018.

(9)	Classified as assets held for sale on the consolidated balance sheets.

(10)	Net carrying amount includes a lower of cost or market value adjustment of $11.9 million at June 30, 2018.

(11)	There are no stated rates associated with these investments.

Supplemental Information
The following schedules of reconciliations and supplemental information at June 30, 2018 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income (Loss) to Core Earnings;

•	Schedule II - Summary of Securitization Performance Statistics;

•	Schedule III - Strategic Plan Update;

•	Schedule IV - CRE Loan Activities; and

•	Schedule V - Supplemental Information.
About Exantas Capital Corp.
Exantas Capital Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial mortgage loans and commercial real estate-related debt investments.
The Company is externally managed by Exantas Capital Manager Inc. (the "Manager") (formerly known as Resource Capital Manager, Inc.), which is an indirect wholly-owned subsidiary of C-III Capital Partners LLC, a leading commercial real estate investment management and services company engaged in a broad range of activities.
For more information, please visit XAN's website at www.exantas.com or contact investor relations at IR@exantas.com.
Safe Harbor Statement
Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. XAN's actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;

•	the availability of debt and equity capital to acquire and finance investments;

•	defaults or bankruptcies by borrowers on XAN's loans or on loans underlying its investments;

•	adverse market trends that have affected and may continue to affect the value of real estate and other assets underlying XAN's investments;

•	increases in financing or administrative costs; and

•	general business and economic conditions that have impaired and may continue to impair the credit quality of borrowers and XAN's ability to originate loans.
For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which XAN is subject, see Item 1A, "Risk Factors," included in its Annual Report on Form 10-K for the year ended December 31, 2017 and the risks expressed in its other public filings with the Securities and Exchange Commission.
XAN cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to XAN or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, XAN undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.
Furthermore, certain non-GAAP financial measures are discussed in this release. XAN's presentation of this information is not intended to be considered in isolation of or as a substitute for the financial information presented in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP are set forth in Schedule I of this release and can be accessed through XAN's filings with the SEC at www.sec.gov.
The remainder of this release contains XAN's unaudited (2018) and audited (2017) consolidated balance sheets, unaudited consolidated statements of operations, a reconciliation of GAAP net income (loss) to Core Earnings, a summary of securitization performance statistics, an update on XAN's strategic plan, a summary of XAN's CRE loan activities and supplemental information regarding XAN's CRE loan portfolio and loans held for sale.

EXANTAS CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2018	December 31, 2017
	(unaudited)
ASSETS (1)
Cash and cash equivalents	$80,191	$181,490
Restricted cash	10,070	22,874
Accrued interest receivable	7,157	6,859
CRE loans, net of allowances of $4,529 and $5,328	1,446,018	1,284,822
Investment securities available-for-sale	318,424	211,737
Investment securities, trading	—	178
Loans held for sale	—	13
Principal paydowns receivable	—	76,129
Investments in unconsolidated entities	1,782	12,051
Derivatives, at fair value	2,273	602
Direct financing leases, net of allowances of $735	66	151
Other assets	5,225	7,451
Assets held for sale (amounts include $18,000 and $61,841 of legacy CRE loans held for sale in continuing operations)	20,956	107,718
Total assets	$1,892,162	$1,912,075
LIABILITIES (2)
Accounts payable and other liabilities	$3,335	$5,153
Management fee payable	938	1,035
Accrued interest payable	4,736	4,387
Borrowings	1,319,646	1,163,485
Distributions payable	4,891	5,581
Preferred stock redemption liability	—	50,000
Derivatives, at fair value	67	76
Accrued tax liability	241	540
Liabilities held for sale	2,421	10,342
Total liabilities	1,336,275	1,240,599
STOCKHOLDERS' EQUITY
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.25% Series B Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share; 0 and 4,613,596 shares issued and outstanding	—	5
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share; 4,800,000 and 4,800,000 shares issued and outstanding	5	5
Common stock, par value $0.001: 125,000,000 shares authorized; 31,657,420 and 31,429,892 shares issued and outstanding (including 427,591 and 483,073 unvested restricted shares)	32	31
Additional paid-in capital	1,081,586	1,187,911
Accumulated other comprehensive income	3,216	1,297
Distributions in excess of earnings	(528,952)	(517,773)
Total stockholders' equity	555,887	671,476
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,892,162	$1,912,075

EXANTAS CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - (Continued)
(in thousands, except share and per share data)

	June 30, 2018	December 31, 2017
	(unaudited)
(1) Assets of consolidated variable interest entities ("VIEs") included in total assets above:
Restricted cash	$9,245	$20,846
Accrued interest receivable	2,738	3,347
CRE loans, pledged as collateral and net of allowances of $1,480 and $1,330	1,012,900	603,110
Loans held for sale	—	13
Principal paydowns receivable	—	72,207
Other assets	276	73
Total assets of consolidated VIEs	$1,025,159	$699,596

(2) Liabilities of consolidated VIEs included in total liabilities above:
Accounts payable and other liabilities	$119	$96
Accrued interest payable	485	592
Borrowings	632,004	416,655
Total liabilities of consolidated VIEs	$632,608	$417,343

EXANTAS CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
REVENUES
Interest income:
CRE loans	$25,435	$21,841	$47,818	$43,374
Securities	4,205	1,329	7,661	3,637
Other	20	465	138	2,095
Total interest income	29,660	23,635	55,617	49,106
Interest expense	16,159	14,347	30,543	28,601
Net interest income	13,501	9,288	25,074	20,505
Other revenue	152	964	57	1,892
Total revenues	13,653	10,252	25,131	22,397
OPERATING EXPENSES
Management fees	2,812	2,638	5,625	5,318
Equity compensation	659	734	1,626	1,522
General and administrative	2,547	3,580	5,607	7,443
Depreciation and amortization	19	32	32	100
Impairment losses	—	—	—	177
Provision for (recovery of) loan and lease losses, net	—	131	(799)	1,130
Total operating expenses	6,037	7,115	12,091	15,690

	7,616	3,137	13,040	6,707
OTHER INCOME (EXPENSE)
Equity in earnings (losses) of unconsolidated entities	69	(118)	(223)	243
Net realized and unrealized gain on investment securities available-for-sale and loans and derivatives	932	9,478	290	17,084
Net realized and unrealized gain (loss) on investment securities, trading	58	(50)	53	(961)
Fair value adjustments on financial assets held for sale	9	79	(4,656)	58
Other income	506	17	517	85
Total other income (expense)	1,574	9,406	(4,019)	16,509

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES	9,190	12,543	9,021	23,216
Income tax (expense) benefit	(1)	25	31	(1,474)
NET INCOME FROM CONTINUING OPERATIONS	9,189	12,568	9,052	21,742
NET LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	(450)	(4,184)	(203)	(4,745)
NET INCOME	8,739	8,384	8,849	16,997
Net income allocated to preferred shares	(2,587)	(6,015)	(7,797)	(12,029)
Consideration paid in excess of carrying value of preferred shares	—	—	(7,482)	—
Net loss allocable to non-controlling interest, net of taxes	—	95	—	196
NET INCOME (LOSS) ALLOCABLE TO COMMON SHARES	$6,152	$2,464	$(6,430)	$5,164

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
NET INCOME (LOSS) PER COMMON SHARE - BASIC:
CONTINUING OPERATIONS	$0.21	$0.22	$(0.20)	$0.32
DISCONTINUED OPERATIONS	$(0.01)	$(0.14)	$(0.01)	$(0.15)
TOTAL NET INCOME (LOSS) PER COMMON SHARE - BASIC	$0.20	$0.08	$(0.21)	$0.17
NET INCOME (LOSS) PER COMMON SHARE - DILUTED:
CONTINUING OPERATIONS	$0.21	$0.22	$(0.20)	$0.32
DISCONTINUED OPERATIONS	$(0.01)	$(0.14)	$(0.01)	$(0.15)
TOTAL NET INCOME (LOSS) PER COMMON SHARE - DILUTED	$0.20	$0.08	$(0.21)	$0.17
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	31,215,598	30,820,442	31,163,859	30,786,527
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED	31,402,010	31,020,926	31,163,859	30,967,840

SCHEDULE I
EXANTAS CAPITAL CORP. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME (LOSS) TO CORE EARNINGS
(unaudited)
XAN uses Core Earnings as a non-GAAP financial measure to evaluate its operating performance.
Core Earnings exclude the effects of certain transactions and GAAP adjustments that XAN believes are not indicative of its current CRE loan portfolio and other CRE-related investments and operations. Core Earnings exclude income (loss) from all non-core assets, such as commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale at the initial measurement date.(1)
Core Earnings, for reporting purposes, is defined as GAAP net income (loss) allocable to common shareholders, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets,(2)(3) (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. Core Earnings may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items.
Although pursuant to the Third Amended and Restated Management Agreement XAN calculates incentive compensation using Core Earnings excluding incentive fees payable to the Manager, beginning with the three months and year ended December 31, 2017 XAN includes incentive fees payable to the Manager in Core Earnings for reporting purposes.
Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or as a measure of liquidity under GAAP. XAN's methodology for calculating Core Earnings may differ from methodologies used by other companies to calculate similar supplemental performance measures, and, accordingly, its reported Core Earnings may not be comparable to similar performance measures used by other companies.

The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Core Earnings allocable to common shares for the periods presented (in thousands, except per share data):

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
Net income (loss) allocable to common shares - GAAP	$6,152	$2,464	$(6,430)	$5,164
Adjustment for realized gain on CRE assets	—	—	—	—
Net income (loss) allocable to common shares - GAAP, adjusted	6,152	2,464	(6,430)	5,164

Reconciling items from continuing operations:
Non-cash equity compensation expense	659	734	1,626	1,522
Non-cash (recovery of) provision for CRE loan losses	—	—	(799)	860
Litigation settlement expense (4)	—	—	(2,167)	—
Non-cash amortization of discounts or premiums associated with borrowings	796	414	1,574	828
Net income from limited partnership interest owned at the initial measurement date (1)	—	728	—	370
Income tax expense (benefit) from non-core investments (2)(3)	1	—	(31)	1,499
Net realized gain on non-core assets (2)(3)	(691)	(1,785)	(476)	(1,785)
Net loss (income) from non-core assets (3)	50	(2,840)	447	(4,269)

Reconciling items from discontinued operations and CRE assets:
Net interest income on legacy CRE loans	(339)	(981)	(661)	(2,305)
Realized gain on liquidation of legacy CRE loans	(1,000)	(5,608)	(1,000)	(12,562)
Operating expenses on legacy CRE loans	187	—	187	—
Fair value adjustments on legacy CRE loans	—	—	4,672	—
Net loss (income) from other non-CRE investments held for sale	28	(275)	506	(299)
Loss from discontinued operations, net of taxes	450	4,184	203	4,745
Core Earnings allocable to common shares (5)	6,293	(2,965)	(2,349)	(6,232)

Reconciling items for nonrecurring activities:
Loss on redemption of Series B Preferred Stock	—	—	7,482	—
Litigation settlement expense	—	—	2,167	—
Core Earnings allocable to common shares, adjusted	$6,293	$(2,965)	$7,300	$(6,232)

Weighted average common shares - diluted	31,402	30,820	31,164	30,787

Core Earnings per common share - diluted (5)	$0.20	$(0.10)	$(0.08)	$(0.20)
Core Earnings per common share, adjusted - diluted	$0.20	$(0.10)	$0.23	$(0.20)

(1)	Initial measurement date is December 31, 2016.

(2)	Income tax expense from non-core investments and net realized gain on non-core assets are components of net income or loss from non-core assets.

(3)
Non-core assets are investments and securities owned by XAN at the initial measurement date in (i) commercial finance, (ii) middle market lending, (iii) residential mortgage lending, (iv) legacy CRE loans and (v) other non-CRE assets included in assets held for sale.

(4)	Payment of pending settlement of a securities litigation, previously accrued in 2017.

(5)
Core Earnings include a non-recurring charge of $7.5 million, or $(0.24) per common share-diluted, for the six months ended June 30, 2018 in connection with the redemption of the remaining Series B Preferred Stock.

XAN has five operating segments: commercial real estate debt investments; commercial finance; middle market lending; residential mortgage lending; and corporate & other. The commercial real estate debt investments operating segment includes our activities and operations related to commercial real estate loans and commercial real estate-related securities. The commercial finance operating segment includes the activities and operations related to syndicated corporate loans, syndicated corporate loan-related securities and direct financing leases. The middle market lending operating segment includes the activities and operations related to the origination and purchase of middle market corporate loans. The residential mortgage lending operating segment includes the activities and operations related to originating and servicing residential mortgage loans and investments in residential mortgage-backed securities. The corporate & other segment includes corporate level interest income, interest expense, inter-segment eliminations not allocable to any particular operating segment and general and administrative expense.
As part of the plan to exit non-CRE businesses, the entire middle market lending and substantially all of the residential mortgage lending segments are reported as discontinued operations. The following table presents a reconciliation of GAAP net income (loss) allocable to common shares to Core Earnings allocable to common shares for the three months ended June 30, 2018 presented by operating segment (in thousands, except per share data):

	Commercial Real Estate Debt Investments	Corporate & Other	Core Subtotal	Commercial Finance	Middle Market Lending	Residential Mortgage Lending	Total
Net income (loss) allocable to common shares - GAAP	$19,052	$(12,999)	$6,053	$646	$38	$(585)	$6,152

Reconciling items from continuing operations:
Non-cash equity compensation expense	—	659	659	—	—	—	659
Non-cash amortization of discounts or premiums associated with borrowings	—	796	796	—	—	—	796
Income tax expense from non-core investments (1)(2)	—	—	—	1	—	—	1
Net realized gain on non-core assets (1)(2)	—	—	—	(691)	—	—	(691)
Net loss from non-core assets (1)	—	—	—	—	—	50	50

Reclassification of allocated expenses to non-CRE activities	—	(91)	(91)	44	—	47	—

Reconciling items from discontinued operations and CRE assets:
Net interest income on legacy CRE loans	(339)	—	(339)	—	—	—	(339)
Realized gain on legacy CRE loan	(1,000)	—	(1,000)	—	—	—	(1,000)
Operating expenses on legacy CRE loans	187	—	187	—	—	—	187
Net loss from other non-CRE investments held for sale	—	28	28	—	—	—	28
(Income) loss from discontinued operations, net of taxes	—	—	—	—	(38)	488	450
Core Earnings allocable to common shares	$17,900	$(11,607)	$6,293	$—	$—	$—	$6,293

Weighted average common shares - diluted	31,402	31,402	31,402	31,402	31,402	31,402	31,402

Core Earnings per common share - diluted	$0.57	$(0.37)	$0.20	$—	$—	$—	$0.20

(1)	Income tax expense from non-core investments and net realized gain on non-core assets are components of net income or loss from non-core assets.

(2)
Non-core assets are investments and securities owned by XAN at the initial measurement date in (i) commercial finance, (ii) middle market lending, (iii) residential mortgage lending, (iv) legacy CRE loans and (v) other non-CRE assets included in assets held for sale.

SCHEDULE II
EXANTAS CAPITAL CORP. AND SUBSIDIARIES
SUMMARY OF SECURITIZATION PERFORMANCE STATISTICS
(unaudited)
Distributions, Coverage Tests and Liquidations
The following table sets forth the distributions received by XAN and coverage test summaries for its active securitizations for the periods presented (in thousands):

Name	Cash Distributions		Overcollateralization Cushion (1)		End of Designated Principal Reinvestment Period
	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017	At June 30, 2018	At the Initial Measurement Date
RCC 2015-CRE3 (2)	$2,628	$8,672	$61,469	$20,313	February 2017
RCC 2015-CRE4 (2)	$3,820	$8,554	$86,099	$9,397	September 2017
RCC 2017-CRE5 (2)	$14,865	$6,643	$28,177	$20,727	July 2020
XAN 2018-RSO6 (2)	$—	$—	$25,731	$25,731	December 2020
Apidos Cinco CDO (3)	$—	$2,056	N/A	$17,774	N/A

(1)	Overcollateralization cushion represents the amount by which the collateral held by the securitization issuer exceeds the minimum amount required.

(2)
The designated principal reinvestment period for Resource Capital Corp. 2015-CRE3, Resource Capital Corp. 2015-CRE4, Resource Capital Corp. 2017-CRE5 and Exantas Capital Corp. 2018-RSO6 is the period in which principal repayments can be utilized to purchase loans held outside of the respective securitization that represent the funded commitments of existing collateral in the respective securitization that were not funded as of the date the respective securitization was closed. Additionally, the indenture for each securitization does not contain any interest coverage test provisions.

(3)	Apidos Cinco CDO was substantially liquidated in November 2016.
The following table sets forth the distributions received by XAN and liquidation details for its liquidated securitizations for the periods presented (in thousands):

Name	Cash Distributions		Liquidation Details
	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017	Liquidation Date	Remaining Assets at the Liquidation Date (1)

RCC 2014-CRE2 (2)	$—	$33,050	August 2017	$92,980

(1)	The remaining assets at the liquidation date were measured at fair value and returned to XAN in exchange for its preference share and equity notes in the securitization.

(2)	Cash distributions for the year ended December 31, 2017 include preference share and equity notes distributions at liquidation of $25.6 million for Resource Capital Corp. 2014-CRE2.

SCHEDULE III
EXANTAS CAPITAL CORP. AND SUBSIDIARIES
STRATEGIC PLAN UPDATE
(unaudited)
In November 2016, XAN's board of directors approved the Plan, pursuant to which XAN is primarily focused on making CRE debt investments. The Plan includes disposing of certain non-core businesses and investments and underperforming legacy CRE loans ("Identified Assets"), as well as maintaining a dividend policy based on sustainable earnings. As part of the Plan, certain Identified Assets were reclassified as discontinued operations and/or assets held for sale during the fourth quarter of 2016. The following table delineates these disposable investments by business segment and details the current net book value of the businesses and investments included in the Plan (in millions, except amounts in footnotes):

	Identified Assets at Plan Inception	Impairments/Adjustments on Non-Monetized Assets (1)(2)	Impairments/Adjustments on Monetized Assets (1)	Monetized through June 30, 2018 (3)	Net Book Value at June 30, 2018 (3)
Discontinued operations and assets held for sale:
Legacy CRE loans (4)	$162.2	$(11.5)	$(17.5)	$(115.2)	$18.0
Middle market loans	73.8	—	(17.7)	(56.1)	—
Residential mortgage lending segment (5)	56.6	(2.2)	(9.6)	(43.7)	1.1
Other assets held for sale	5.9	—	3.8	(9.7)	—
Subtotal - discontinued operations and assets held for sale	$298.5	$(13.7)	$(41.0)	$(224.7)	$19.1
Legacy CRE loans held for investment (6)(7)	32.5	—	—	(4.2)	28.3
Investments in unconsolidated entities	86.6	—	38.3	(124.7)	0.2
Commercial finance assets	62.5	—	2.1	(64.6)	—
Total	$480.1	$(13.7)	$(0.6)	$(418.2)	$47.6

(1)	Reflects adjustments as a result of the designation as assets held for sale or discontinued operations, which occurred during the third and fourth quarters of 2016 except as noted in (2) below.

(2)	The impairment adjustment to middle market loans includes $5.4 million of fair value adjustments that occurred prior to the inception of the Plan.

(3)	Middle market loans include a pro forma adjustment of $2.1 million for proceeds received in July 2018.

(4)
Legacy CRE loans includes $88.2 million par value of loans at the inception of the Plan that were not reflected on the consolidated balance sheets until XAN's investment in Resource Real Estate Funding CDO 2007-1 ("RREF CDO 2007-1") was liquidated in November 2016.

(5)	Includes $2.6 million of cash and cash equivalents not classified as assets held for sale in the residential mortgage lending segment at June 30, 2018.

(6)	Legacy CRE loans with $28.3 million of net book value were reclassified to CRE loans on the consolidated balance sheets at June 30, 2018 as it is now XAN's intent to hold these loans to maturity.

(7)
Legacy CRE loans held for investment includes $30.0 million par value of loans at the inception of the Plan that were not reflected on the consolidated balance sheets until XAN's investment in RREF CDO 2007-1 was liquidated in November 2016.

SCHEDULE IV
EXANTAS CAPITAL CORP. AND SUBSIDIARIES
CRE LOAN ACTIVITIES
(unaudited)
The following table summarizes XAN's CRE loan activities and fundings of previous commitments, at par, for the periods then ended (in millions):

	For the Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
New CRE loan commitments	$195.3	$127.1	$229.0	$157.7	$84.7	$128.9	$50.6	$86.5
New CRE preferred equity investment	—	19.2	—	—	—	—	—	—
Total CRE loan commitments and investments	195.3	146.3	229.0	157.7	84.7	128.9	50.6	86.5
Payoffs and paydowns (1)	(149.8)	(51.5)	(185.7)	(129.5)	(133.6)	(110.7)	(69.1)	(155.9)
Previous commitments funded	12.1	10.5	4.0	8.0	13.3	6.3	12.9	15.4
New unfunded loan commitments	(16.3)	(13.6)	(24.6)	(23.0)	(8.9)	(14.9)	(3.5)	(6.7)
Net CRE loans funded	$41.3	$91.7	$22.7	$13.2	$(44.5)	$9.6	$(9.1)	$(60.7)

(1)	Activity does not include legacy CRE loans classified as assets held for sale.

SCHEDULE V
EXANTAS CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
Certain Loan Statistics
The following table presents information on XAN's allowance for CRE loan losses and its loans held for sale portfolio at the dates indicated (amounts in thousands, percentages based on amortized cost):

	June 30, 2018	December 31, 2017
Allowance for loan losses:	(unaudited)
Specific allowance:
CRE whole loans	$2,500	$2,500
Total specific allowance	2,500	2,500

General allowance:
CRE whole loans	2,029	2,828
Total general allowance	2,029	2,828
Total allowance for loans	$4,529	$5,328
Allowance as a percentage of total loans	0.3%	0.4%

Loans held for sale:
Syndicated corporate loans (1)	$—	$13
Total loans held for sale	$—	$13

(1)	The fair value option was elected for syndicated corporate loans held for sale.

The following table presents unaudited CRE loan portfolio statistics at June 30, 2018, excluding a legacy CRE loan classified as assets held for sale (percentages based on carrying value at June 30, 2018):

Loan type:
Whole loans	98.4%
Preferred equity investment	1.3%
Mezzanine loan	0.3%
Total	100.0%

Collateral type:
Multifamily	55.2%
Retail	17.0%
Office	15.9%
Hotel	8.4%
Industrial	1.4%
Manufactured Housing	1.3%
Self-Storage	0.8%
Total	100.0%

Collateral by NCREIF U.S. region:
Southwest (1)	29.2%
Pacific (2)	26.0%
Mountain (3)	13.1%
Southeast (4)	10.5%
Mid Atlantic (5)	9.8%
Northeast	6.4%
East North Central	4.3%
West North Central	0.7%
Total	100.0%

(1)	CRE loans in Texas represent 29.2% of the total loan portfolio.

(2)	CRE loans in Southern and Northern California represent 15.4% and 8.2%, respectively, of the total loan portfolio.

(3)	CRE loans in Arizona represent 6.1% of the total loan portfolio.

(4)	CRE loans in Florida represent 7.8% of the total loan portfolio.

(5)	CRE loans in North Carolina represent 5.5% of the total loan portfolio.